Exhibit 99.1

Introduction to Trovagene, Inc. Antonius Schuh, PhD Chief Executive Officer August 2012

Forward-Looking Statements DISCLAIMER Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission.

Company Overview Molecular diagnostics company Clinical focus in oncology Collaboration opportunities in prenatal diagnostics, infectious diseases and transplant medicine IP protects detection of transrenal nucleic acids in urine (“DNA in urine”) Founded in 1999 $40M invested over a decade Headquartered in San Diego, CA CEO, Antonius Schuh, PhD, joined Oct 2011 Completed acquisition of CLIA lab in Feb 2012 INTRODUCTION

Experienced Core Management Team OUR TEAM Charlie Rodi, PhD Chief Technology Officer Vice President Research & Development/Collaborations, Sorrento Therapeutics, Inc. (SRNE.OB) (2009 – 2011) Senior Fellow, ICx BioSystems, (2007 – 2009) Founder, CEO, Rodi Pharma, Inc. (2002 – 2006) Executive Vice President, Genomics, Sequenom, Inc. (1999 – 2002) Director, Genome Sequencing Center, Genome Leadership and Business Teams, Monsanto/G.D. Searle (1984 – 1999) Antonius Schuh, PhD Chief Executive Officer Co-Founder, CEO, Chairman, Sorrento Therapeutics, Inc. (SRNE.OB) (2008 - 2011) Co-Founder, CEO, Director, AviaraDx, Inc. (acquired by bioMerieux) (2006 - 2008) CEO, Director, Arcturus Biosciences, Inc. (acquired by MDC) (2005 - 2006) CEO, Director, Sequenom, Inc. (NASDAQ: SQNM) (2000 - 2005) Director, Transgenomic, Inc. (TBIO.OB) Director, Diogenix, Inc. (private) Stephen Zaniboni, MBA, CPA Chief Financial Officer Co-Founder, Director, Sorrento Therapeutics, Inc. (SRNE.OB) (2008 – 2011) CFO, Awarepoint, Inc. (2010 – 2011) CFO, Xifin, Inc. (2009 – 2010) CFO, AviaraDx, Inc. (2006 – 2008) CFO, Sequenom Inc. (NADAQ: SQNM) 1997 - 2005 Various financial positions incl, Behring Diagnostics, Aspect Medical, Boston Scientific Practicing CPA with Arthur Andersen

OUR TEAM

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

Board & Scientific Advisory Board

Corporate Board

Thomas Adams, PhD - Chairman
Corporate VP and CTO, IRIS International, Inc.
Co-founder of Genta, Hybritech, Gen-Probe

John P. Brancaccio, CPA
CFO of Accelerated Technologies, Inc.

Gabriele M. Cerrone, MBA
Chairman of Synergy Pharmaceuticals, Inc.

Gary S. Jacob, PhD
President & CEO of Synergy Pharmaceuticals, Inc.

Antonius Schuh, PhD
CEO of Trovagene, Inc.

Stanley Tennant, MD
Cardiologist, Greensboro, NC

Scientific Advisory Board

Carlo M. Croce, MD
John W. Wolfe Chair, Human Cancer Genetics, and Chairman, Department of Molecular Virology, Immunology and Medical Genetics, and Director of the Human Cancer Genetics Program and the Genetics Institute at Ohio State University

Riccardo Dalla-Favera, MD
Director, Institute for Cancer Genetics and Herbert Irving Comprehensive Cancer Center, Columbia University, New York

Mark Erlander, PhD
Chief Scientific Officer, bioTheranostics, San Diego, CA

Brunangelo Falini, MD
Director – Institute Hematology, University of Perugia, Italy

Sinuhe Hahn, MD
Head of Research – Prenatal Medicine, University of Basel, Switzerland

COPYRIGHT © 2012, TROVAGENE, Inc.

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Trovagene: Cell-free Nucleic Acids in Urine Urine-based detection of systemic molecular markers Oncology Detection of oncogene mutations Infectious Disease Transplantation Prenatal Diagnostics INTRODUCTION Our Value Proposition

Perfect Timing for Next Generation Urine-based Testing MARKET TIMING Why Now?

Clear Advantages Over Competing Technologies Ease of sample collection No physician required Self-sampling possible Virtually no sample volume and sampling frequency limitations Ideal for monitoring applications Enrichment of target for better chance to detect rare events Ideal to detect disease onset early Detection and monitoring of tumor mutations Sample stability Ideal for centralized testing facilities VALUE PROPOSITION Easier. Earlier. More Effective.

What are Transrenal Nucleic Acids (TrNAs) TECHNOLOGY & IP Billions of cells die naturally each day, releasing DNA/RNA Nucleic acids are broken into packets of genetic material which are carried away by the blood stream DNA/RNA fragments are filtered through the kidneys and appears in urine as Transrenal DNA or RNA TESTING by Trovagene

Origins of Detectable TrDNA/TrRNA in Urine TECHNOLOGY & IP Urine Fetus Tumor Auto-Immunity Transplant Infections

 Transplant markers In recipient urine for acute allograft rejection Fetal DNA markers In maternal urine for aneuploidy screening Pathogens Viruses: HPV, HIV, EBV, JC Bacteria: Mycobacterium tuberculosis, Helicobacter pylori, Bacillus anthracis Parasites: Leishmania, Plasmodium Tumor markers KRAS: Colorectal, Pancreatic, others BRAF: Melanoma, Thyroid, Colorectal, Ovarian, others PIK3CA: Breast, Colorectal, Bladder, others Patient-specific TECHNOLOGY & IP Broad Clinical Utility

Transrenal Nucleic Acid IP Portfolio Issued Tumor detection and monitoring Infectious diseases Transplantation monitoring Prenatal diagnostics Pending Circulating cell-free nucleic acid isolation from body fluids Diagnostic applications of miRNA from urine and other bodily fluids Methods for detection of “ultra short” DNA sequences and their application Others TECHNOLOGY & IP

Molecular Cancer Diagnostics Oncogene mutations, miRNAs

>$40B Addressable US Oncology Market Cancer Patient Monitoring: TAM US > $10B 18 million cancer patients & survivors by 2020 (US only)* 2 monitoring tests per case per year at $400 Early detection of cancer: TAM US > $27B 180 million people > 40 years old by 2020 Testing every other year Price trending to $300 as market reaches maturity ADDRESSABLE MARKET * Source: Butcher, L; Biotechnol. Healthcare 2008 May – Jun; 5 (1): 20 - 21 Reality check: Current annual expense for mammography alone is estimated at $6B (US only, 39 million procedures at $150) Market for Cancer Testing / Monitoring

KRAS Mutations in Cancer 38%/45% (female/male) lifetime risk of cancer with a 20%/23% mortality risk* KRAS mutations present in 22% of all cancer tissue samples examined by the Sanger Center** Prevalence of KRAS mutations in pancreatic cancer More sensitive detection methods suggest 100% contain KRAS mutations Poor prognosis tightly links mutation status with outcomes *http://www.cancer.org/Cancer/CancerBasics/lifetime-probability-of-developing-or-dying-from-cancer **http://www.sanger.ac.uk/perl/genetics/CGP/cosmic?action=gene&ln=KRAS ONCOLOGY: PERSONALIZED TUMOR MUTATION MONITORING

ONCOLOGY: TUMOR MUTATION MONITORING

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

Detection of KRAS Mutations in Urine

- **KRAS mutation detection to**
  - Determine completeness of surgery
  - Monitor therapy response
  - Detect onset of disease recurrence
- **Feasibility of urine test demonstrated***
- **Comparable blood-based test requires minimum 50mL blood sample****

* Serdyuk OI, Botezatu IV, Shelepov VP, et al. Detection of mutant k-ras sequences in the urine of cancer patients (2001) Bull Exp Biol Med. 131(3):283-284.
Su YH, Wang M, Brenner DE, et al. Human urine contains small, 150 to 250 nucleotide-sized, soluble DNA derived from the circulation and may be useful in the detection of colorectal cancer (2004) J Mol Diagn. 6(2):101-107.
Su YH, Wang M, Aiamkitsumrit B, et al. Detection of a K-ras mutation in urine of patients with colorectal cancer (2005) Cancer Biomark. 1(2-3): 177-182.
Su YH, Wang M, Brenner DE, et al. Detection of mutated K-ras DNA in urine, plasma, and serum of patients with colorectal carcinoma or adenomatous polyps (2008) Ann N Y Acad. Sci. 1137: 197-206.

**Diehl et al., Analysis of Mutations in DNA Isolated from Plasma and Stool of Colorectal Cancer Patients. Gastroenterology, 2008, 135:489

COPYRIGHT © 2012, TROVAGENE, Inc.

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KRAS: Comparison of Urine vs. Blood-based Detection ONCOLOGY: TUMOR MUTATION MONITORING Source: Su et al., Cancer Biomarkers 1 (2005), 177 - 182 More Sensitive Detection of KRAS Mutations in Urine vs. Plasma Tissue and KRAS Result Urine Sample Plasma Sample Colorectal Cancer, KRAS + 5/5 (100%) 2/5 (40%) Polyps, KRAS + 10/13 (77%) 8/13 (61.5%) Polyps, KRAS - 1/2 (50%) 1/2 (50%)

KRAS: Informing Pancreatic Cancer Care ONCOLOGY: TUMOR MUTATION MONITORING Track KRAS: Inform Medical Practice Determine progression No progression – operate Progression – do not operate Manage radiation, chemotherapy Achieve baseline: stop treatment Mutation levels cycle: continue treatment Mutation levels increase: consider other treatments Pancreatic Cancer Project At least 2 of 3 Patients have a KRAS mutation Fast progression of disease Digital Detection Count individual wild type and mutant molecules

Extending Mutation Tracking to All Cancers ONCOLOGY: TUMOR MUTATION MONITORING Track Mutation(s): Inform Medical Practice Determine progression Monitor minimal residual disease (MRD) Manage treatment (radiation, chemotherapy) Monitor for recurrence Configure Mutation Assays Count individual wild type and mutant molecules Any Cancer For any patient, determine mutation profile Determine Mutation Profile Directed NexGen Sequencing of Oncogenes

Required Components ONCOLOGY: TUMOR MUTATION MONITORING Clinical samples: matched biopsy and urine samples Robust sample preparation of TrNAs Small footprint mutation assays CLIA laboratory

Clinical Sample Sets ONCOLOGY: REQUIREMENTS: CLINICAL SAMPLES

Trovagene Purification Outperforms Competitors ONCOLOGY: REQUIREMENTS: SAMPLE PREPARATION For small target purification. Detection of 50 bp target spiked into identical 10 mL urine samples. First Elution First and Second Elutions Combined Total Number of Copies

KRAS: Improved Assays ONCOLOGY: REQUIREMENTS: MUTATION ASSAYS Effect of Amplicon Size on Digital Detection Sample # 80 bp Positives as % of 110 bp Positives 1 180% 2 217% 3 222% 4 185% 5 215% Average Improvement 204% Expected Percent of Molecules Detected Target size (bp) 146 Amplicon size (bp) 110 80 55 42 Percent detected 25 45 62 71 110, 80, and 55 bp assays have been analytically validated; 42 bp assays are in progress.

Molecular Cancer Diagnostics Commercial Market Assessments June, 2012

KRAS Mutations in Cancer 38%/45% (female/male) lifetime risk of cancer with a 20%/23% mortality risk* KRAS mutations present in 22% of all cancer tissue samples examined by the Sanger Center** Prevalence of KRAS mutations in pancreatic cancer More sensitive detection methods suggest 100% contain KRAS mutations Poor prognosis tightly links mutation status with outcomes *http://www.cancer.org/Cancer/CancerBasics/lifetime-probability-of-developing-or-dying-from-cancer **http://www.sanger.ac.uk/perl/genetics/CGP/cosmic?action=gene&ln=KRAS ONCOLOGY: PERSONALIZED TUMOR MUTATION MONITORING

KRAS Mutations – Potential US Market COMMERCIALIZATION STRATEGY Therapies affected by KRAS mutations include Erbitux (cetuximab), Vectibix (panitumumab) and TKI inhibitors Based on http://seer.cancer.gov/csr/1975_2009_pops09 based on November 2011 SEER data submission, multiplied by prevalence of mutations as listed on the COSMIC database, http://www.sanger.ac.uk/perl/genetics/CGP/cosmic?action=gene&ln=KRAS

BRAF Mutations – Potential US Market COMMERCIALIZATION STRATEGY BRAF therapies include Zelboraf (vemurafenib), dabrafinib (GSK2118436)(pending approval), both for metastatic melanoma. Zelboraf (vemurafenib) is currently in a Phase II trial for thyroid cancer. Based on http://seer.cancer.gov/csr/1975_2009_pops09 based on November 2011 SEER data submission, multiplied by prevalence of mutations as listed on the COSMIC database, http://www.sanger.ac.uk/perl/genetics/CGP/cosmic?action=gene&ln=BRAF

PIK3CA Mutations – Potential US Market COMMERCIALIZATION STRATEGY Treatments in development include perifosine (Ph III), MK-2206, CAL101, PX-866 (all Ph I-II). PIK3CA known to influence effectiveness of MTOR therapies - Toresil (temsirolimus), Afinitor (everolimus) Based on http://seer.cancer.gov/csr/1975_2009_pops09 based on November 2011 SEER data submission, multiplied by prevalence of mutations as listed on the COSMIC database, http://www.sanger.ac.uk/perl/genetics/CGP/cosmic?action=gene&ln=PIK3CA

Potential Revenue : 1st Three Mutation Markers COMMERCIALIZATION STRATEGY Assumes validation data available for use in monitoring treatment response and recurrence Assumes 2 tests / year per patient at $400 per test

Launch KRAS Mutation Test COMMERCIALIZATION STRATEGY Initial study in pancreatic cancer patients with MDACC Validate feasibility of urine as a sample Broadly promote results across pancreatic cancer centers Develop opinion leader support within cancer centers Promote data through publications and scientific meetings Conduct outreach to advocacy groups Offer centralized CLIA lab testing services to key research and academic centers Utilize clinical results and findings to seek inclusion into NCCN guidelines Expand to other cancer types with high KRAS mutation prevalence

Building Advocacy – Key Opinion Leaders (KOLs) COMMERCIALIZATION STRATEGY Clinical Trials Clinical Experience KOLs Advisory Boards & Society Meetings Literature & Medical Affairs Outreach

2012 Key Milestones COMMERCIALIZATION STRATEGY Q1 Establish KRAS assay using digital PCR platform Recruit clinical study sites for KRAS mutation monitoring in pancreatic cancer patients Q2 Analytical validation of KRAS wild type and mutant assays Q3 Establish concordance of tissue- and urine-based mutations with clinical sample set for pancreatic cancer Q4 Launch urine-based KRAS monitoring test through Trovagene CLIA Laboratory Interim analysis of ability to track minimal residual disease Interim analysis of ability to predict/detect events Launch HPV test in urine through Trovagene CLIA Laboratory

INTRODUCTION

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

Recent News & Events

- **Strengthened Patent Portfolio**
  - Received Notification of Issuance of U.S. Patent for NPM Mutants to Diagnose and Monitor Acute Myeloid Leukemia on July 18, 2012
  - Received Notification of Issuance of European Patent for Detection of Pathogenic Infections on May 10, 2012
- **Improved Liquidity and Access to Capital**
  - Completed Public Offering and began trading on NASDAQ on June 4, 2012
  - Added to the Russell Microcap Index on June 25, 2012
- **Expansion of KRAS Mutation Detection Development Program**
  - Began Validation Program for transrenal KRAS Mutation Detection of Pancreatic Cancer on May 30, 2012
  - Commenced Study at MD Anderson Cancer Center for Transrenal KRAS Mutation Detection in Pancreatic Cancer on June 13, 2012
- **Expansion of High Risk HPV Carrier Screening Development Program**
  - Initiated Program to Develop Proprietary Test for High Risk HPV Carrier Screening from Urine on May 2, 2012
  - Signed Collaboration with Strand Life Sciences to Validate and Offer Urine-based HPV Screening Test in India and South Asia on June 7, 2012
- **Expanded Executive Management Team**
  - Added sales and marketing executive Keith McCormick as Vice President, Commercial Operations on April 17, 2012
  - Added cancer geneticist Carlo Croce, MD as scientific consultant and member of Scientific Advisory Board on May 1, 2012
  - Added Mark Erlander, PhD, Chief Scientific Officer of bioTheranostics, as scientific consultant and member of Scientific Advisory Board on July 1, 2012

COPYRIGHT © 2012, TROVAGENE, Inc.

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Commercialization Through CLIA Lab and Out-licensing COMMERCIALIZATION STRATEGY

Financials and Capitalization Through June 30, 2012

Balance Sheet (In Thousands) June 30, 2012 December 31, 2011 Cash & Cash Equivalents 9,304 700 Other Assets 648 339 Total Liabilities 4,463 5,270 Total Shareholder’s Equity (Deficiency) 5,489 (4,231)

Capitalization Table June 30, 2012 (000’s) Common Stock Outstanding 14,175 Series A Convertible Preferred Stock 96 Outstanding Options Exercise price ($3.00 - $15.00) 3,062 Outstanding Warrants Exercise price ($3.00 - $10.80) 5,730 Total Fully Diluted Shares Outstanding 23,062

Consolidated Profit and Loss Statement of Operations (in thousands, except per share data) 3 months ended June 30, 2011 3 months ended June 30, 2012 6 months ended June 30, 2011 6 months ended June 30, 2012 Total Revenue 41 80 75 168 Total Operating Expenses 1,287 727 2,452 1,536 Net Loss from Operations (1,246) (647) (2,376) (1,367) Other Income (Expense) (2,181) 226 (2,213) 423 Net Loss (3,427) (449) (4,589) (1,001) Preferred Stock Dividend (9) (9) (19) (19) Net Loss Available to Shareholders (3,345) (458) (4,608) (1,020) Net Loss per Share (0.28) (0.05) (0.40) (0.11) Weighted Average Shares Outstanding 12,086 9,152 11,544 9.088

Appendix

 Transplant markers In recipient urine for acute allograft rejection Fetal DNA markers In maternal urine for aneuploidy screening Pathogens Viruses: HPV, HIV, EBV, JC Bacteria: Mycobacterium tuberculosis, Helicobacter pylori, Bacillus anthracis Parasites: Leishmania, Plasmodium Tumor markers KRAS: Colorectal, Pancreatic, others BRAF: Melanoma, Thyroid, Colorectal, Ovarian, others PIK3CA: Breast, Colorectal, Bladder, others Patient-specific TECHNOLOGY & IP Broad Clinical Utility

Trovagene Non-invasive HPV Assay Unique assay amplifying the E1 region Freedom-To-Operate (FTO) relative to patent landscape targeting L1, E6, and E7 regions is likely E1 region offers novel approach to high risk HPV amplification Simplicity of testing: only 1 PCR reaction identifies all high-risk HPV subtypes FTO applicable to all specimens including cervical swab Potential to be first test suitable for determining male carrier status Urine test is completely non-invasive Offers utmost degree of privacy and convenience of at-home sampling COLLABORATION OPPORTUNITY: NON-INVASIVE HPV TEST Value Proposition

Initial Urine-HPV Test Results COLLABORATION OPPORTUNITY: NON-INVASIVE HPV TEST High Risk vs Low Risk HPV, # patients QIAGEN hc2 Results High Risk QIAGEN hc2 Results Low Risk Total Trovagene Urine-HPV Results – High Risk 102 38 140 Trovagene Urine-HPV Results – Low Risk 34 146 180 Total 136 184 320 Clinical Study Results Initial Concordance 77.5% (CI 95%, 72-81%) Kappa 0.53

HPV Discordant Samples Resolved by DNA Sequencing COLLABORATION OPPORTUNITY: NON-INVASIVE HPV TEST Discordants Previous Results High Risk HPV by Sequencing High Risk Low Risk 38 Urine+ / hc2 - 31 7 34 Urine- / hc2+ 10 24 Trovagene True Positives 31 hc2 True Positives 10 Trovagene True Negatives 24 hc2 True Negatives 7 Clinical Study Results

Trovagene Test Feasibility – Final Results COLLABORATION OPPORTUNITY: NON-INVASIVE HPV TEST Urine HPV Test Final Results* Number of Patients Total High Risk Low Risk High Risk 102 + 31 = 133 7 140 Low Risk 10 146 + 24 = 170 180 Total 143* 177* 320 Trovagene QIAGEN Sensitivity: 93.0% 78.3% Specificity: 96.0% 86.4% Clinical Study Results * Includes samples concordant between the Trovagene Urine test and the QIAGEN hc2 test plus discordants which were resolved by DNA sequencing. Note: This study performed in collaboration with Metropolis, India. Presented at AACC 2010.

 Transplant markers In recipient urine for acute allograft rejection Fetal DNA markers In maternal urine for aneuploidy screening Pathogens Viruses: HPV, HIV, EBV, JC Bacteria: Mycobacterium tuberculosis, Helicobacter pylori, Bacillus anthracis Parasites: Leishmania, Plasmodium TECHNOLOGY & IP Broad Clinical Utility Tumor markers KRAS: Colorectal, Pancreatic, others BRAF: Melanoma, Thyroid, Colorectal, Ovarian, others PIK3CA: Breast, Colorectal, Bladder, others Patient-specific

Truly Non-invasive Screening of Pre-natal Disorders COLLABORATION OPPORTUNITY: NON-INVASIVE PRENATAL DIAGNOSIS The plurality of Y chromosomal sequences clearly demonstrates the presence of transrenal fetal nucleic acids in maternal urine The combination of next gen sequencing with our transrenal nucleic acid platform allows truly non-invasive prenatal screening of aneuploidies and monogenic disorders Y-Chromosomal Signal in Maternal Urine

COLLABORATION OPPORTUNITY: NON-INVASIVE PRENATAL DIAGNOSIS

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

Genome Representation in Urine of Pregnant Women



count
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
chromosome



percent
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
chromosome
2_3_mapped
uniquely_mapped

Mapping Statistics

Input reads processed:	34,850,754
Total reads mapped:	32,476,497 (93.19%)
Reads uniquely mapped:	28,272,898 (81.13%)
Reads that failed to map:	2,374,257 (6.81%)

- Tens of thousands of sequencing reads for each chromosome confirm overall genomic representation
- Based on the frequency of unique chrY reads fetal DNA constitutes 14% of the cfDNA in urine
- Percent of fetal DNA in urine is comparable to that found in plasma[1,2]

1. Lo YMD, Tein MS, Lau TK, Haines CJ, Leung TN, Poon PM, et al. Quantitative analysis of fetal DNA in maternal plasma and serum: implications for noninvasive prenatal diagnosis. Am J Hum Genet 1998;62:768-75.
2. Lun FMF, Chiu RWK, Chan KCA, Leung TY, Lau TK, Lo YMD. Microfluidics digital PCR reveals a higher than expected fraction of fetal DNA in maternal plasma. Clin Chem 2008;54:1664-72.

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 Transplant markers In recipient urine for acute allograft rejection Fetal DNA markers In maternal urine for aneuploidy screening Pathogens Viruses: HPV, HIV, EBV, JC Bacteria: Mycobacterium tuberculosis, Helicobacter pylori, Bacillus anthracis Parasites: Leishmania, Plasmodium TECHNOLOGY & IP Broad Clinical Utility Tumor markers KRAS: Colorectal, Pancreatic, others BRAF: Melanoma, Thyroid, Colorectal, Ovarian, others PIK3CA: Breast, Colorectal, Bladder, others Patient-specific

ONCOLOGY: EARLY DETECTION OF DISEASE

Transplantation Diagnostics

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

Platforms for Biomarker Discovery and Validation

Test		Platform	Examples of Potential Biomarkers
Gene Transcripts	Single gene	RT-PCR	mRNA: Granzyme B, Perforin, FoxP3; miRNA: miR155, miR223
	Multiple Genes	DNA Microarray	
Proteins	Single Protein	Enzyme-linked immunosorbent assay (ELISA)	Fractalkine, Amyloid A, β2 microglobulin
	Multiple Proteins	Protein Microarray	
Lymphocyte Function	Cytokine Producing Cells	Enzyme-linked immunosorbent spot assay (ELISPOT)	IFN-γ
	ATP levels in Activated T cells	Immuknow ®	ATP
Alloantibodies	Single or Multiple Antibodies	Luminex xMAP ®	Anti-HLA Antibody, Anti-MICA Antibody


Time – Lines for Diagnosis
Molecular
Histological
Clinical


Time – Lines for Treatment Efficacy?

From "Noninvasive diagnosis of acute rejection of renal allografts." Hartono C, Muthukumar T, Suthanthiran M. Curr Opin Organ Transplant. 2010 Feb;15(1):35-41. Review.

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COPYRIGHT © 2012, TROVAGENE, Inc.

EARLY DETECTION OF DISEASE, PATIENT STATUS

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

TrNAs in Transplantation Diagnostics

- **Urinary miR-210 as a mediator of acute T-cell mediated rejection in renal allograft recipients**
  Lorenzen JM, Volkmann I, Fiedler J, Schmidt M, Scheffner I, Haller H, Gwinner W, Thum T.
  Am J Transplant. 2011 Oct;11(10):2221-7. doi: 10.1111/j.1600-6143.2011.03679.x. Epub 2011 Aug 3.

- **MicroRNA profiles in allograft tissues and paired urines associate with chronic allograft dysfunction with IF/TA**
  Scian MJ, Maluf DG, David KG, Archer KJ, Suh JL, Wolen AR, Mba MU, Massey HD, King AL, Gehr T, Cotterell A, Posner M, Mas V.
  Am J Transplant. 2011 Oct;11(10):2110-22. doi: 10.1111/j.1600-6143.2011.03666.x. Epub 2011 Jul 27.

- **Cardiospecific microRNA plasma levels correlate with troponin and cardiac fuction in patients with ST elevation myocardial infarction, are selectively dependent on renal elimination and can be detected in urine samples**
  Gidlof O, Andersson P, van der Pals J, Gotberg M
  Cardiology. 2011;118:217-226. doi: 10.1159/000328869. Epub 2011 Apr 24.

- **Noninvasive diagnosis of acute rejection of renal allografts**
  Hartono C, Muthukumar T, Suthanthiran M.
  Curr Opin Organ Transplant. 2010 Feb;15(1):35-41. Review.

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COMMERCIALIZATION STRATEGY

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

HPV-HR in Urine: Broad Market Applicability

- **Estimated 25M HPV tests run annually (US)[1]**
  - Represents only about 35-40% market penetration
  - 8.7 – 14.2% of cases come back as positive[2]
  - Repeat HPV testing often performed at 6 and 12 months
- **No convenient test for male partner to check for active infection**
  - Potentially >2 million male partners eligible for testing
  - Potential and risk of re-infection by male partner exists and should be addressed
- **Potential US Market**
  - Women needing repeat HPV Testing (2.175M – 3.55M)
  - Male partners for screening (2.175 M – 3.55M)
  - Males concerned about HPV infection

1. Internal estimate based on 10M HPV tests performed in 2007-2008, with 25-40% CAGR through 2011, as published in CAP Today, August 2008.
2. Castle et al. Clinical Human Papilloma Virus Detection Forecasts Cervical Cancer Risk in Women Over 18 Years of Follow Up. J Clin Oncol, 30 Jul 2012

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COPYRIGHT © 2012, TROVAGENE, Inc.

HPV in Urine: Value Proposition COMMERCIALIZATION STRATEGY TrovaCheckSM HPV-PLUS assay: Convenient, urine-based carrier screening for women and potentially men Screens for all known high risk HPV types Specific testing and typing for low-risk types 6 and 11 (which cause 90% of genital warts) Specific testing and typing for high-risk 16 and 18 (which cause 70% of all cervical cancers) Main Market for Tests: Women with positive HPV tests who desire / require follow-up testing Male partners of women who test positive for HPV Available once assay is validated for men

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

For further information contact:

Antonius Schuh, CEO
aschuh@trovagene.com

Stephen Zaniboni, CFO
szaniboni@trovagene.com